Exhibit 10.3

Execution Version

ESCROW RELEASE DATE INCREMENTAL REVOLVING AMENDMENT dated as of January 25, 2024 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of December 19, 2023 (as amended, supplemented or otherwise modified on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), among CLUE OPCO LLC, a Delaware limited liability company (as successor by merger to GN Loanco, LLC) (“Borrower”), the Credit Parties signatory thereto from time to time, the Lenders signatory thereto from time to time and CITIBANK, N.A., as administrative agent and collateral agent for the Lenders and L/C Issuers (together, with any permitted successors in such capacity, “Agent”).

A. Pursuant to Section 2.15 of the Credit Agreement, Borrower has requested that the Persons set forth on Schedule I hereto (the “Revolving Lenders”) provide Revolving Credit Commitments under the Amended Credit Agreement (the “Revolving Credit Commitments”) to Borrower in an aggregate amount equal to $400,000,000.

B. The Revolving Lenders are willing to provide Borrower with the Revolving Credit Commitments on the terms and subject to the conditions set forth herein and in the Credit Agreement.

C. Pursuant to Sections 2.6 and 2.15 of the Credit Agreement, Borrower has requested that the Revolving Lenders provide an increase in the L/C Sublimit under the Credit Agreement (the “Letter of Credit Commitments”) in an aggregate amount equal to $50,000,000 (which Letter of Credit Commitments shall be a part of, and not in addition to, the Revolving Credit Commitments) and that each Revolving Lender agree to the L/C Issuer Fronting Sublimit Amount set forth opposite its name on Part B of Schedule I hereto.

D. The Revolving Lenders are willing to act as L/C Issuers and provide Borrower with the Letter of Credit Commitments on the terms and subject to the conditions set forth herein and in the Credit Agreement.

E. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction and interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Revolving Credit Commitments and Letter of Credit Commitments.

(a) Pursuant to (x) Section 2.15 of the Credit Agreement and on the terms and subject to the conditions set forth herein and in the Credit Agreement, each Revolving Lender hereby severally agrees to make Revolving Credit Commitments available to Borrower on the Effective Date in the aggregate amount set forth opposite its name under the heading “Revolving Credit Commitments” on Part A of Schedule I hereto and (y) Section 2.6 of the Credit Agreement and on the terms and subject to the conditions set forth herein and in the Credit Agreement, each Revolving Lender hereby agrees to make Letter of Credit Commitments available to Borrower on the Effective Date in the aggregate amount set forth opposite its name under the heading “L/C Issuer Fronting Sublimit Amount” on Part B of Schedule I hereto. It is understood and agreed that, after giving effect to this Agreement, (i) the portion of Schedule B to the Credit Agreement that is set forth under the heading “Revolving Credit Commitments” will be amended and replaced with Part A of Schedule I hereto and (ii) the portion of Schedule B to the Credit Agreement that is set forth under the heading “L/C Issuer Fronting Sublimit Amount” will be amended and replaced with Part B of Schedule I hereto.

(b) From and after the Effective Date, (x) the Revolving Credit Commitments shall have the same terms as the “Revolving Credit Commitments” described in the Credit Agreement and shall constitute “Commitments”, “Revolving Credit Commitments” and “Incremental Revolving Credit Commitments” for all purposes of the Amended Credit Agreement and the other Loan Documents, (y) Loans incurred under the Revolving Credit Commitments shall have the same terms as the “Revolving Credit Loans” described in the Credit Agreement and shall constitute “Loans” and “Revolving Credit Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents and (z) the Revolving Lenders shall constitute “Lenders”, “Revolving Lenders”, “Incremental Lenders” and “L/C Issuers” for all purposes of the Amended Credit Agreement and the other Loan Documents. This Agreement is the “Escrow Release Date Incremental Revolving Amendment” described in Section 2.15(a) of the Credit Agreement and shall constitute an “Incremental Amendment” and a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Revolving Lenders to provide the Revolving Credit Commitments and the Letter of Credit Commitments are subject to the satisfaction or waiver of the following conditions (the date on which all such conditions are satisfied or waived, the “Effective Date”):

(a) all conditions precedent to the Escrow Release Date set forth in Section 3.2 of the Credit Agreement shall have been satisfied (or waived by the Revolving Lenders) and the Escrow Release Date shall have occurred; provided that such conditions set forth in Section 3.2 of the Credit Agreement, including, for the avoidance of doubt, the opinions required to be delivered thereunder, shall be modified as necessary to give effect to this Agreement and the transactions contemplated hereby; and

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(b) Agent (or its counsel) shall have received from Borrower, each Revolving Lender and each Issuing Bank (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

SECTION 4. Governing Law; Waiver of Jury Trial.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO KNOWINGLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM HEREIN.

SECTION 5. Counterparts; Electronic Execution of Documents. This Agreement may be executed in any number of separate counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. The words “executed,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 6. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 7. Effectiveness; Successors and Assigns. This Agreement shall become effective when it shall have been executed by Borrower, each Revolving Lender and Agent. Thereafter, it shall be binding upon and inure to the benefit of, but only to the benefit of, Borrower, the Guarantors, Agent, each L/C Issuer and each Lender, and their respective successors and permitted assigns.

SECTION 8. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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SECTION 9. Amendments and Modification. This Agreement may be amended, modified or supplemented only as permitted by the Amended Credit Agreement and by written agreement of each of the parties hereto.

SECTION 10. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 11. Reaffirmation of Guaranties and Security Interests. The Borrower hereby acknowledges, on behalf of each Credit Party, receipt of a copy of this Agreement and its review of the terms and conditions hereof and consents on behalf of each Credit Party to the terms and conditions of this Agreement and the transactions contemplated hereby, including the extension of credit in the form of an increase in the amount of Revolving Credit Commitments. The Borrower, on behalf of each Credit Party, hereby (a) affirms and confirms its guarantees and its prior pledges and grants of Liens on the Collateral, with all such Liens continuing in full force and effect after giving effect to this Agreement, and its other undertakings under the Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees and prior pledges and grants of Liens on the Collateral and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Revolving Lenders and L/C Issuer, and (c) acknowledges that, from and after the Effective Date, the Revolving Credit Commitments from time to time outstanding shall be Obligations.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CLUE OPCO LLC, as Borrower

By:	/s/ Rebecca Garbrick
Name: Rebecca Garbrick
Title: Chief Financial Officer and Treasurer

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CITIBANK, N.A., as Agent, a Revolving Lender and an L/C Issuer

by	/s/ Jyothi Narayanan
Name: Jyothi Narayanan
Title: Vice President

[Project Game Night - Signature Page to Incremental Assumption Agreement]

MORGAN STANLEY BANK, N.A. as a Revolving Lender and an L/C Issuer

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Project Game Night - Signature Page to Incremental Assumption Agreement]

GOLDMAN SACHS BANK USA,. as a Revolving Lender and an L/C Issuer

by	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Revolving Lender and an L/C Issuer

by	/s/ Ryan P Viaclovsky
Name: Ryan P Viaclovsky
Title: Authorized Officer

[Project Game Night - Signature Page to Incremental Assumption Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender and an L/C Issuer

by	/s/ Eric M. Herm
Name: Eric M. Herm
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender and an L/C Issuer

by	/s/ Larry D. Jackson
Name: Larry D. Jackson
Title: Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender and an L/C Issuer

by	/s/ Brian Keane
Name: Brian Keane
Title: Authorized Signatory

[Project Game Night - Signature Page to Incremental Assumption Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender and an L/C Issuer

by	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

by	/s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

[Project Game Night - Signature Page to Incremental Assumption Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Lender and an L/C Issuer

by	/s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

[Project Game Night - Signature Page to Incremental Assumption Agreement]

CITIZENS BANK, N.A, as a Revolving Lender and an L/C Issuer

by	/s/ Jacqueline VanDeventer
Name: Jacqueline VanDeventer
Title: Managing Director

[Project Game Night - Signature Page to Incremental Assumption Agreement]